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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 14, 2003
Protection One, Inc. (Exact Name of Registrant as Specified in Charter)	Protection One Alarm Monitoring, Inc. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)
1-12181-01 (Commission File Number)	1-12181 (Commission File Number)
93-1063818 (I.R.S. Employer Identification No.)	93-1065479 (I.R.S. Employer Identification No.)
818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)	818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)
(785) 575-1707 (Registrant's Telephone Number, Including Area Code)	(785) 575-1707 (Registrant's Telephone Number, Including Area Code)

PROTECTION ONE, INC.

Item 5.    Other Events

        On January 14, 2003, we filed a response and clarification with the Kansas Corporation Commission (the "KCC"), a copy of which is attached hereto as Exhibit 99.1, in order to clarify the status of our senior credit facility with Westar Industries.

        A copy of our filing with the KCC is available on our web site, www.protectionone.com, under the Investors link.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

    Exhibit 99.1—Response and Clarification of Protection One, Inc. dated January 14, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protection One, Inc.
Date: January 14, 2003	By:	/s/ DARIUS G. NEVIN Darius G. Nevin Executive Vice President and Chief Financial Officer
Protection One Alarm Monitoring, Inc.
Date: January 14, 2003	By:	/s/ DARIUS G. NEVIN Darius G. Nevin Executive Vice President and Chief Financial Officer

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PROTECTION ONE, INC.
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE